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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT



   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.



Date of Report (Date of earliest event reported):    June 3, 1996 (May 31, 1996)


                       Commission File Number:  0-18309

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                       MARINE DRILLING COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


                  TEXAS                                         74-2558926
      (State or other jurisdiction of                        (I.R.S. Employer
       incorporation or organization)                     Identification Number)


ONE SUGAR CREEK CENTER BLVD. -- SUITE 600, SUGAR LAND, TEXAS     77478-3556
         (Address of principal executive offices)                (Zip Code)


    Registrant's telephone number, including area code:    (713) 243-3000



________________________________________________________________________________
                  (Former name if changed since last report)


________________________________________________________________________________
                 (Former address if changed since last report)


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ITEM 5.     OTHER EVENTS

            A. On May 31, 1996, the Company extended the term and restructured certain provisions of a credit agreement between one of the Company's subsidiaries and The CIT Group/Equipment Financing, Inc.



ITEM 7(c).  EXHIBITS

            Exhibit
            Number        Description
            ------        -----------
             99.12        Amendment No. 1 dated as of May 31, 1996 (including certain exhibits thereto) to the
                          Loan Agreement dated as of December 1, 1994 among Keyes Holding Corporation (Borrower),
                          Marine Drilling Companies, Inc. (Guarantor) and The CIT Group/Equipment Financing, Inc.

             99.13        Amendment No. 1 dated as of May 31, 1996 to the Guaranty dated as of December 31, 1996 made by the Company in favor of The CIT Group/Equipment Financing, Inc.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MARINE DRILLING COMPANIES, INC.
                                        (Registrant)



Date:    June 3, 1996                   By: /s/ WILLIAM H. FLORES
                                        ----------------------------------------
                                            William H. Flores
                                            Senior Vice President -
                                            Chief Operating Officer,
                                            Chief Financial Officer and
                                            Director
                                            (Principal Financial Officer)





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                               INDEX TO EXHIBITS




EXHIBIT
NUMBER                                     EXHIBITS
- -------                                   ----------
   99.12                  Amendment No. 1 dated as of May 31, 1996 (including certain exhibits thereto) to the Loan
                          Agreement dated as of December 1, 1994 among Keyes Holding Corporation (Borrower), Marine
                          Drilling Companies, Inc. (Guarantor) and The CIT Group/Equipment Financing, Inc.

   99.13                  Amendment No. 1 dated as of May 31, 1996 to the Guaranty dated as of December 31, 1996 made by the Company in favor of The CIT Group/Equipment Financing, Inc.